Exhibit 10.1

SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED
CREDIT AGREEMENT

This Seventh Amendment to Second Amended and Restated Credit Agreement (this “Amendment”) is made as of March 21, 2023, by and among PKST OP, L.P., a Delaware limited partnership f/k/a GRT OP, L.P., a Delaware limited partnership, having an address at Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, California 90245 (“Borrower”), KEYBANK NATIONAL ASSOCIATION (“KeyBank”), the other lending institutions which are parties to this Amendment as “Lenders” (together with KeyBank, the “Lenders”) and KEYBANK NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (the “Agent”).  Unless otherwise defined herein, terms defined in the Credit Agreement set forth below shall have the same meaning herein.

W I T N E S S E T H:

WHEREAS, the Borrower, the Agent, the Lenders and other financial institutions party thereto have entered into that certain Second Amended and Restated Credit Agreement as of April 30, 2019, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of October 1, 2020, that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of December 18, 2020, that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of July 14, 2021, that certain Fourth Amendment to Second Amended and Restated Credit Agreement dated as of April 28, 2022, that certain Fifth Amendment to Second Amended and Restated Credit Agreement dated as of September 28, 2022 and that certain Sixth Amendment to Second Amended and Restated Credit Agreement dated as of November 30, 2022 (collectively, the “Existing Credit Agreement”; and the Existing Credit Agreement as amended by this Amendment, the “Credit Agreement”); and

WHEREAS, the Borrower, the Agent and the Lenders (which constitute the Majority Lenders and all Extending Revolving Lenders) have agreed to amend certain terms of the Existing Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained, the parties hereto hereby agree as follows:

1.	The Existing Credit Agreement is hereby amended as follows:

(a)	Section 1.01 of the Existing Credit Agreement is hereby amended by deleting therefrom the following defined terms:

“2024 Term Commitment”

“2024 Term Lender”

“2024 Term Loan”

“2024 Term Loan Applicable Percentage”

“2024 Term Loan Maturity Date”

“SpinCo Transaction”

(b)	Section 1.01 of the Existing Credit Agreement is hereby amended by adding thereto the following defined terms:

“Extending Revolving Lenders” means each of the Revolving Lenders having an Extended Revolving Commitment as shown on Schedule 2.01 and their respective successors and assigns.

“Extended Revolving Commitment” means the Revolving Commitment of each Extending Revolving Lender as of the Seventh Amendment Effective Date which is subject to the Fourth Extension pursuant to Section 2.19(a).  Notwithstanding anything to the contrary herein, the Extended Revolving Commitment is not a separate Class from the Revolving Commitment but is a subset of the Revolving Commitment.

“First Extension” has the meaning set forth in Section 2.19(a).

“Fourth Extension” has the meaning set forth in Section 2.19(a).

“Non-Extending Revolving Lenders” means all of the Revolving Lenders other than the Extending Revolving Lenders.

“Second Extension” has the meaning set forth in Section 2.19(a).

“Seventh Amendment Effective Date” means March 21, 2023.

“Third Extension” has the meaning set forth in Section 2.19(a).

(c)
The definition of “Applicable Rate” set forth in Section 1.01 of the Existing Credit Agreement is hereby amending by deleting the table set forth in subsection (a) thereof in its entirety and replacing it with the following:

Level	Consolidated Leverage Ratio	Applicable Rate for Revolving Loans that are SOFR Loans	Applicable Rate for Revolving Loans of the Extending Revolving Lenders that are SOFR Loans after June 30, 2024	Applicable Rate for Revolving Loans that are Base Rate Loans	Applicable Rate for Revolving Loans of the Extending Revolving Lenders that are Base Rate Loans after June 30, 2024	Applicable Rate for 2025 and 2026 Term Loans that are SOFR Loans	Applicable Rate for 2025 and 2026Term Loans that are Base Rate Loans
1	Less than 45%	1.30%	1.55%	.30%	.55%	1.25%	.25%
2	Greater than or equal to 45% but less than 50%	1.45%	1.70%	.45%	.70%	1.40%	.40%
3	Greater than or equal to 50% but less than 55%	1.60%	1.85%	.60%	.85%	1.55%	.55%
4	Greater than or equal to 55% but less than 60%	1.90%	2.15%	.90%	1.15%	1.85%	.85%
5	Greater than or equal to 60%	2.20%	2.45%	1.20%	1.45%	2.15%	1.15%

(d)
The definition of “Applicable Rate” set forth in Section 1.01 of the Existing Credit Agreement is hereby amending by deleting the table set forth in subsection (b) thereof in its entirety and replacing it with the following:

Investment Grade Rating	Applicable Rate for Revolving Loans that are SOFR Loans	Applicable Rate for Revolving Loans of Extending Revolving Lenders that are SOFR Loans after June 30, 2024	Revolver Facility Fee Rate	Applicable Rate for Revolving Loans that are Base Rate Loans	Applicable Rate for Revolving Loans of the Extending Revolving Lenders that are Base Rate Loans after June 30, 2024	Applicable Rate for 2025 and 2026 Term Loans that are SOFR Loans	Applicable Rate for 2025 and 2026Term Loans that are Base Rate Loans
Pricing Level 1 At least A- or A3	0.825%	1.075%	.125%	0.000%	0.250%	0.900%	0.000%
Pricing Level 2 At least BBB+ or Baa1	0.875%	1.125%	.150%	0.000%	0.250%	0.950%	0.000%
Pricing Level 3 At least BBB or Baa2	1.000%	1.250%	.200%	0.000%	0.250%	1.100%	0.100%
Pricing Level 4 At least BBB- or Baa3	1.200%	1.450%	.250%	0.200%	0.450%	1.350%	0.350%
Pricing Level 5 Below BBB-, Baa3 or unrated	1.550%	1.800%	.300%	0.550%	0.800%	1.750%	0.750%

(e)	The definition of “Borrowing Base Availability” set forth in Section 1.01 of the Existing Credit Agreement is hereby deleted and replaced in its entirety with the following:

“Borrowing Base Availability” means, as adjusted from time to time pursuant to the terms hereof, the following:  the lesser of (a) a Loan amount such that the Unsecured Leverage Ratio would not exceed sixty percent (60%) (which ratio may increase to sixty-five percent (65%) for a maximum of four (4) consecutive calendar quarters following a Material Acquisition; provided, that without the prior written consent of the Administrative Agent, no more than two (2) such increases to 65% may occur); or (b) a Loan amount which would provide an Unsecured Interest Coverage Ratio of no less than 2.00:1.00.  In each case, the foregoing ratios shall be calculated on a pro forma basis to give effect to any acquisitions and dispositions made after the date of the financial statements with respect to the most recently delivered Compliance Certificate pursuant to Section 5.01(c) and any acquisitions to be made with the proceeds of any new borrowing under the Loans.

(f)	The definition of “Revolving Loan Maturity Date” set forth in Section 1.01 of the Existing Credit Agreement is hereby deleted and replaced in its entirety with the following:

““Revolving Loan Maturity Date” means September 30, 2023, as the same may be extended in accordance with Section 2.19 (including, solely with respect to the Extended Revolving Commitment, the Fourth Extension).”

(g)
Sections 2.01(b) and 2.09(c) of the Existing Credit Agreement and any and all references in the Existing Credit Agreement to the “2024 Term Commitment”, “2024 Term Lender”, “2024 Term Loan”, “2024 Term Loan Applicable Percentage”, and “2024 Term Loan Maturity Date” are hereby deleted in their entirety and, with respect to the deletion of Sections 2.01(b) and 2.09(c), replaced with “[Reserved]”.

(h)	Section 2.11(g) of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(g)    In the event that the Revolving Loan Maturity Date is extended in accordance with the terms of Section 2.19, the Borrower agrees to pay to the Administrative Agent (i) in connection with the First Extension, the Second Extension and the Third Extension, for the account of each Revolving Lender, an extension fee in connection with each such extension equal to 0.05% of the aggregate Revolving Commitments of the Revolving Lenders on the first effective day of each such extension and (ii) in connection with the Fourth Extension, for the account of each Extending Revolving Lender only, an extension fee in connection with such extension equal to 0.20% of the aggregate Extended Revolving Commitments of the Extending Revolving Lenders on the first effective day of such extension.”

(i)	Section 2.19(a) of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(a)   So long as no Event of Default or Default shall be in existence on the date on which notice is given in accordance with the following clause (i) and on the then-effective Revolving Loan Maturity Date, Borrower may extend the Revolving Loan Maturity Date, first, to December 30, 2023 (the “First Extension”), and following any such First Extension, second, to March 30, 2024 (the “Second Extension”), and following any such Second Extension, third, to June 30, 2024 (the “Third Extension”), and, finally, solely with respect to the Extended Revolving Commitments held by the Extending Revolving Lenders (all other Revolving Commitments to terminate in June 30, 2024 and be due and payable upon such expiration), to January 31, 2026 (the “Fourth Extension”), in each case upon satisfaction of the following: (i) delivery of a written request to Administrative Agent at least thirty (30) days, but no more than sixty (60) days, prior to the Revolving Loan Maturity Date then in effect; (ii) payment to Administrative Agent for the benefit of the Revolving Lenders or the Extending Revolving Lenders, as applicable, of the extension fee set forth in Section 2.11(g), which fee shall be payable on or before the then applicable Revolving Loan Maturity Date; (iii) payment by Borrower of all fees and expenses to Administrative Agent and the Lenders to the extent then due, (iv) with respect to the Fourth Extension, repayment in full of all Obligations owed to the Non-Extending Revolving Lenders, with each Extending Revolving Lender agreeing to such non-pro rata payment, and (v) with respect to the Fourth Extension, the Parent shall have consummated a direct listing of the Parent’s common Equity Interests, resulting in such common Equity Interests being traded on the New York Stock Exchange prior to June 30, 2024.  Such extension shall be evidenced by delivery of written confirmation of the same by Administrative Agent to Borrower, but Administrative Agent’s failure to timely deliver the notice shall not affect Borrower’s right to extend so long as the conditions contained herein are satisfied.”

(j)	Section 5.02(a) of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(a)    a Consolidated Leverage Ratio of not greater than sixty percent (60%) at all times, or for a maximum of four (4) consecutive calendar quarters following a Material Acquisition, sixty five percent (65%); provided, that without the prior written consent of the Administrative Agent, no more than two (2) such increases to 65% may occur;”

(k)	Section 5.02(b) of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(b)    Tangible Net Worth of not less than the sum of (i) $1,000,000,000.00, plus (ii) (A) seventy-five percent (75%) of the net proceeds (gross proceeds less reasonable and customary costs of sale and issuance paid to Persons not Affiliates of any Credit Party) received by the Parent or the Borrower at any time from the issuance of stock (whether common, preferred or otherwise) of the Parent or the Borrower after the Seventh Amendment Effective Date, plus (B) seventy-five percent (75%) of the amount of operating partnership units of the Borrower issued after the Seventh Amendment Effective Date, minus (iii) seventy-five percent (75%) of the amount of any payments that are used to redeem stock (whether common, preferred or otherwise) of the Parent or the Borrower or to redeem operating partnership units of the Parent after the Seventh Amendment Effective Date, minus (iv) any amounts paid for the redemption or retirement of, or any accrued return on, the preferred equity issued under the 2018 Preferred Documents;”

(l)	Section 5.02(d) of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:

“a maximum Secured Debt Ratio of not greater than forty percent (40%) of Total Asset Value or, for a maximum of four (4) consecutive calendar quarters following a Material Acquisition financed principally with Secured Debt, forty five percent (45%); provided, that without the prior written consent of the Administrative Agent, no more than two (2) such increases to 45% may occur;”

(m)	Section 5.02(h) of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(h)    A maximum Unsecured Leverage Ratio of no greater than sixty percent (60%) or for a maximum of four (4) consecutive calendar quarters following a Material Acquisition, sixty five percent (65%); provided, that without the prior written consent of the Administrative Agent, no more than two (2) such increases to 65% may occur.”

(n)	Sections 6.05 of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:

“SECTION 6.05     Restricted Payments.  The Parent will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, during any calendar month, any Restricted Payment, except that any of the following Restricted Payments are permitted: (a) Restricted Payments by the Parent required to comply with Section 5.15(e) and to otherwise avoid the payment of any income and/or excise taxes imposed under the Code, however there shall not be any implied requirement that the Parent utilize the dividend deferral options in Section 857(b)(9) or Section 858(a) of the Code, (b) provided no Default or Event of Default is then in existence, Restricted Payments made by the Borrower and/or Parent to its respective equity holders in the form of dividends or distributions, other than special distributions of extraordinary non-recurring income, (c) Restricted Payments declared and paid by Subsidiaries to Borrower, Parent and/or any other Subsidiary (and, in the case of a Subsidiary that is not a wholly owned Subsidiary, distributions to any Person entitled to such distributions made by such Subsidiary ratably in accordance with the interest held by such Person or otherwise as may be required pursuant to the organizational documents of such Subsidiary) with respect to their capital stock or equity interest, (d) Restricted Payments pursuant to any employee or director equity or stock option plan entered into in the ordinary course of business, (e) Restricted Payments of the type described in clause (a) declared and paid by any Subsidiary intended to be treated as a REIT under the Code with respect to such Subsidiary’s REIT status and taxation, and (f) Restricted Payments by the Parent for the redemption or retirement, in full or in part, of the preferred equity issued under the 2018 Preferred Documents”

(o)	Schedule 2.01 of the Existing Credit Agreement is hereby deleted in its entirety and replaced with Schedule 2.01 attached hereto and made a part hereof.

(p)	Exhibit B of the Existing Credit Agreement is hereby deleted in its entirety and replaced with Exhibit B attached hereto and made a part hereof.

2.	Representations and Warranties.

(a)          The Credit Parties hereby represent, warrant and covenant with Agent and Lenders that, as of the date hereof:

(i)          the representations and warranties of the Borrower and each other Credit Party contained in the Credit Agreement or any other Loan Document are true, correct and complete in all material respects on and as of the date hereof, except to the extent such representations and warranties (i) relate solely to an earlier date (in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date) or (ii) have been modified to reflect events occurring after the Amendment Effective Date (as defined below), as the same have been disclosed publicly or in writing to the Agent on or before the date hereof or are permitted or not prohibited under the Loan Documents;

(ii)         this Amendment constitutes the legal, valid and binding obligation of the Borrower and is enforceable against it in accordance with its terms, without defense, counterclaim or offset.  Except as hereby specifically amended or modified, the Existing Credit Agreement and the other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(iii)        the execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders, and shall not be deemed to be a novation of the Obligations of the Credit Parties; and

(iv)          no event has occurred and is continuing which constitutes a Default or an Event of Default.

3.         Conditions to Effectiveness.  This Amendment shall not be effective until the date (the “Amendment Effective Date”) on which each of the following conditions precedent has been fulfilled to the reasonable satisfaction of the Agent on or prior to the date of this Amendment:

(a)
This Amendment shall have been duly executed and delivered by the Credit Parties, the Administrative Agent and the Lenders (which shall constitute Majority Lenders and all Extending Revolving Lenders).

(b)	All action on the part of the Credit Parties necessary for the valid execution, delivery and performance by the Credit Parties of this Amendment shall have been duly and effectively taken.

(c)	After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

(d)	Repayment in full of the 2024 Term Loan.

4.           Except as expressly amended hereby, the remaining terms and conditions of the Existing Credit Agreement shall continue in full force and effect.  All future references to the “Credit Agreement” shall be deemed to be references to the Existing Credit Agreement as amended by this Amendment and each reference to “hereof,” “hereunder,” “herein” or “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Existing Credit Agreement as amended by this Amendment.  Each Credit Party hereby ratifies, confirms and reaffirms all of the terms and conditions of the Credit Agreement and each of the other Loan Documents, and further acknowledges and agrees that all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect, in each case, except as expressly provided in this Agreement.

5.           This Amendment shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

6.           This Amendment, which may be executed in multiple counterparts, constitutes the entire agreement of the parties regarding the matters contained herein and shall not be modified by any prior oral or written discussions.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging transmission (e.g. PDF by email) shall be effective as delivery of a manually executed counterpart of this Amendment.  The Credit Parties hereby ratify, confirm and reaffirm all of the terms and conditions of the Existing Credit Agreement, and each of the other Loan Documents, and further acknowledge and agree that all of the terms and conditions of the Existing Credit Agreement shall remain in full force and effect except as expressly provided in this Amendment.  This Amendment constitutes a Loan Document for all purposes under the Credit Agreement.

7.          Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Amendment.

8.           This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

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IN WITNESS WHEREOF, the undersigned has executed and delivered this Amendment under seal as of the date first written above.

BORROWER:

PKST OP, L.P., a Delaware limited partnership

By:	PEAKSTONE REALTY TRUST,
a Maryland corporation, its General Partner

	By:	/s/ Javier Bitar
	Name:	Javier Bitar
	Title:	Chief Financial Officer

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ADMINISTRATIVE AGENT AND LENDER:

KEYBANK, NATIONAL ASSOCIATION,
individually and as Administrative Agent, Swingline Lender and Issuing Bank

By:	Christopher T. Neil
Name:	Christopher T. Neil
Title:	Senior Banker

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LENDER:

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Dennis Haydel
Name:	Dennis Haydel
Title:	Vice President

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LENDER:

TRUIST BANK, f/k/a Branch Banking and Trust Company, successor by merger to SunTrust Bank

By:	/s/ Ryan Almond
Name:	Ryan Almond
Title:	Director

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LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Cristina Johnnie
Name:	Cristina Johnnie
Title:	Vice President

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LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Dennis Kwan
Name:	Dennis Kwan
Title:	Vice President

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LENDER:

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Michael F. Diemer
Name:	Michael F. Diemer
Title:	Vice President

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LENDER:

FIFTH THIRD BANK, NATIONAL ASSOCIATION

By:	/s/ Michael Glandt
Name:	Michael Glandt
Title:	Senior Vice President

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LENDER:

ASSOCIATED BANK, NATIONAL ASSOCIATION

By:	/s/ Mitchell Vega
Name:	Mitchell Vega
Title:	Vice President

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LENDER:

REGIONS BANK

By:	/s/ Walter E. Rivadeneira
Name:	Walter E. Rivadeneira
Title:	Vice President

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LENDER:

BMO HARRIS BANK N.A.

By:	/s/ Darin Mainquist
Name:	Darin Mainquist
Title:	Managing Director

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LENDER:

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ David C. Drouillard
Name:	David C. Drouillard
Title:	Senior Vice President

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LENDER:

GOLDMAN SACHS BANK USA

By:	/s/ Jonathan Dworkin
Name:	Jonathan Dworkin
Title:	Authorized Signatory

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LENDER:

COMERICA BANK

By:	/s/ Charles Waddell
Name:	Charles Waddell
Title:	Vice President

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LENDER:

SYNOVUS BANK

By:	/s/ Zach Braun
Name:	Zach Braun
Title:	Director

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LENDER:

FIRST HORIZON BANK (f/k/a First Tennessee Bank national Association)

By:	/s/ Jean M. Brennan
Name:	Jean M. Brennan
Title:	Senior Vice President

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GUARANTOR CONFIRMATION

The undersigned hereby acknowledge and agree to the foregoing Seventh Amendment to Second Amended and Restated Credit Agreement and acknowledge and agree that they remain obligated for the various obligations and liabilities, as applicable, set forth in that certain Guaranty (as supplemented, the "Guaranty") dated April 30, 2019, executed by each of the undersigned in favor of the Agent, which Guaranty remains in full force and effect.

GUARANTOR:

PEAKSTONE REALTY TRUST

By:	/s/ Javier F. Bitar
Name:	Javier F. Bitar
Title:	Chief Financial Officer and Treasurer

GRIFFIN (DURHAM) ESSENTIAL ASSET REIT II, L.P., a Delaware limited partnership

By:	GRIFFIN (DURHAM) ESSENTIAL ASSET REIT II GP, LLC, a Delaware limited liability company

By:	PKST OP, L.P., a Delaware limited partnership

By:	PEAKSTONE REALTY TRUST,
its General Partner

	By:	/s/ Javier F. Bitar
	Name:	Javier F. Bitar
	Title:	Chief Financial Officer and Treasurer

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GRIFFIN (GROVEPORT) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (ANDOVER) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (PARSIPPANY 14) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (HAMPTON 300) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (HAMPTON 500) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (AUBURN HILLS) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (NORTH CHARLESTON) ESSENTIAL ASSET REIT II, LLC,
GRIFFIN (PARSIPPANY 10) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (LONE TREE) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (CARMEL) ESSENTIAL ASSET REIT II, LLC
THE GC NET LEASE (GV QUEBEC COURT) INVESTORS, LLC
THE GC NET LEASE (ARLINGTON HEIGHTS) INVESTORS, LLC
THE GC NET LEASE (ALLEN PARK) INVESTORS, LLC
THE GC NET LEASE (WESTMINSTER) INVESTORS, LLC
THE GC NET LEASE (PHOENIX BEARDSLEY) INVESTORS, LLC
THE GC NET LEASE (HOUSTON WESTGATE III) INVESTORS, LLC
THE GC NET LEASE (LONE TREE) INVESTORS, LLC
THE GC NET LEASE (FORT MILL) INVESTORS, LLC,
THE GC NET LEASE (FORT MILL II) INVESTORS, LLC,
THE GC NET LEASE (LAKELAND) INVESTORS, LLC,
THE GC NET LEASE (SCOTTSDALE) INVESTORS, LLC,
THE GC NET LEASE (SCOTTSDALE II) INVESTORS, LLC,
THE GC NET LEASE (SAVANNAH) INVESTORS, LLC,
THE GC NET LEASE (HERITAGE III) INVESTORS, LLC,
THE GC NET LEASE (CRANBERRY) INVESTORS, LLC,
THE GC NET LEASE (GREENWOOD VILLAGE) INVESTORS, LLC,
each a Delaware limited liability company

By:	PKST OP, L.P., a Delaware limited partnership

	By:	PEAKSTONE REALTY TRUST,
its General Partner

		By:	/s/ Javier Bitar
		Name:	Javier Bitar
		Title:	Chief Financial Officer

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THE GC NET LEASE (COLUMBIA) INVESTORS, LLC,
a Delaware limited liability company

By:	THE POINT AT CLARK STREET REIT, LLC, a Delaware limited liability company

By:	FRANKLIN CENTER MEMBER, LLC, a Delaware limited liability company

By:	SOR OPERATING PARTNERSHIP, LLC, a Delaware limited liability company

By:	PKST OP, L.P., a Delaware limited partnership

By:	PEAKSTONE REALTY TRUST,
its General Partner

By:	/s/ Javier F. Bitar
Name:	Javier F. Bitar
Title:	Chief Financial Officer and Treasurer

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ARCP OFC BURLINGTON MA, LLC,
ARCP OFC HUNTSVILLE AL, LLC,
ARCP ID BELLEVUE OH, LLC,
ARCP OFC SAN ANTONIO TX, LLC,
ARCP OFC PHOENIX (CENTRAL) AZ, LLC,
ARCP OFC JOHNSTON IA (PHASE II), LLC,
ARCP OFC BURLINGTON MA (PHASE 2), LLC,
VEREIT OFC LINCOLN HILL PA, LLC,
VEREIT OFC PHOENIX AZ, LLC,
VEREIT OFC TYLER TX, LLC,
CIM OFC PLATTEVILLE CO, LLC,
CIM OFC ANDOVER MA, LLC,
CIM OFC SPARKS MD, LLC,
CIM OFC MEMPHIS TN, LLC,
CIM OFC ANDOVER (TECH) MA, LLC,
CIM OFC HUNT VALLEY MD, LLC,
each a Delaware limited liability company

By:	COLE CORPORATE INCOME OPERATING PARTNERSHIP II, LP, a Delaware limited partnership, its sole member

By:	GRT OP (CARDINAL NEW GP SUB), LLC, a Delaware limited liability company, its General Partner

By:	PKST OP, L.P., a Delaware limited partnership, its sole member

By:	PEAKSTONE REALTY TRUST,
its General Partner

By:	/s/ Javier F. Bitar
Name:	Javier F. Bitar
Title:	Chief Financial Officer, Treasurer and Interim Chief Investment Officer

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CIM OFC SAN DIEGO CA, LP,
a Delaware limited partnership

By:	CIM GP OFC San Diego CA, LLC, a Delaware limited liability company, its General Partner

By:	COLE CORPORATE INCOME OPERATING PARTNERSHIP II, LP, a Delaware limited partnership, its sole member

By:	GRT OP (CARDINAL NEW GP SUB), LLC, a Delaware limited liability company, its General Partner

By:	PKST OP, L.P., a Delaware limited partnership, its sole member

By:	PEAKSTONE REALTY TRUST,
its General Partner

By:	/s/ Javier F. Bitar
Name:	Javier F. Bitar
Title:	Chief Financial Officer, Treasurer and Interim Chief Investment Officer

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[Signature Page to Seventh Amendment to Second Amended and Restated Credit Agreement]

THE GC NET LEASE (WAKE FOREST) INVESTORS, L.P., a
Delaware limited partnership

By:	The GC Net Lease (Wake Forest) GP, LLC, a Delaware limited liability company, its General Partner

By:	Cole Corporate Income Operating Partnership II, LP, a Delaware limited partnership, its sole member

By:	GRT OP (Cardinal New GP Sub), LLC, a Delaware limited liability company, its General Partner

By:	PKST OP, L.P., a Delaware limited partnership, its sole member

By:	PEAKSTONE REALTY TRUST,
its General Partner

By:	/s/ Javier F. Bitar
Name:	Javier F. Bitar
Title:	Chief Financial Officer, Treasurer and Interim Chief Investment Officer

[Signature Page to Seventh Amendment to Second Amended and Restated Credit Agreement]